Leases and Restricted Cash	12 Months Ended
Dec. 31, 2011
Leases and Restricted Cash [Abstract]
Leases and Restricted Cash
6.	Leases and Restricted Cash

Capital Lease Obligations

	December 31, 2011 $	December 31, 2010 $

RasGas II LNG Carriers	471,397	470,752
Spanish-Flagged LNG Carrier	—	81,881
Suezmax Tankers	175,650	185,501

Total	647,047	738,134
Less current portion	47,203	267,382

Total	599,844	470,752

RasGas II LNG Carriers. As at December 31, 2011, the Partnership owned a 70% interest in Teekay Nakilat Corporation (or Teekay Nakilat), which is the lessee under 30-year capital lease arrangements relating to three LNG carriers (or the RasGas II LNG Carriers) that operate under time-charter contracts with Ras Laffan Liquefied Natural Gas Co. Limited (II), a joint venture between Qatar Petroleum and ExxonMobil RasGas Inc., a subsidiary of ExxonMobil Corporation. All amounts below and in the table above relating to the RasGas II LNG Carriers capital leases include the Partnership’s joint venture partner’s 30% share.

Under the terms of the RasGas II LNG Carriers capital lease arrangements, the lessor claims tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase or decrease the lease payments to maintain its agreed after-tax margin. The Partnership’s carrying amount of the tax indemnification guarantee as at December 31, 2011 was $16.1 million and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.

The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2041. Although there is no maximum potential amount of future payments, Teekay Nakilat may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, Teekay Nakilat will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation (see Note 14d).

At their inception, the weighted-average interest rate implicit in these leases was 5.2%. These capital leases are variable-rate capital leases. As at December 31, 2011, the commitments under these capital leases approximated $1.0 billion, including imputed interest of $529.7 million, repayable as follows:

Year	Commitment
2012	$24,000
2013	$24,000
2014	$24,000
2015	$24,000
2016	$24,000
Thereafter	$881,128

As the payments in the next five years only cover a portion of the estimated interest expense, the lease obligation will continue to increase.

Starting in 2024, the lease payments will increase to cover both interest and principal to commence reduction of the principal portion of the lease obligations.

Spanish-Flagged LNG Carrier. The Partnership’s capital lease on one LNG carrier, the Madrid Spirit, expired and the Partnership purchased the vessel at the end of the lease term in December 2011. The purchase obligation was fully funded with restricted cash deposits.

Suezmax Tankers. As at December 31, 2011, the Partnership was a party to capital leases on five Suezmax tankers. Under the terms of the lease arrangements the Partnership is required to purchase these vessels after the end of their respective lease terms for a fixed price. During the year, the lessor extended four of the five leases and have delayed their option to sell these vessels to the Partnership until 2013. At the inception of these leases, the weighted-average interest rate implicit in these leases was 7.4%. These capital leases are variable-rate capital leases; however, any change in the lease payments resulting from changes in interest rates is offset by a corresponding change in the charter hire payments received by the Partnership. As at December 31, 2011, the remaining commitments under these capital leases, including the purchase obligations, approximated $201.1 million, including imputed interest of $25.5 million, repayable during 2012 through 2017.

Year	Commitment
2012	$58,893
2013	$76,443
2014	$31,728
2015	$3,593
2016	$3,551
Thereafter	$26,908

The Partnership’s capital leases do not contain financial or restrictive covenants other than those relating to operation and maintenance of the vessels.

Restricted Cash

Under the terms of the capital leases for the RasGas II LNG Carriers, the Partnership is required to have on deposit with financial institutions an amount of cash that, together with interest earned on the deposits, will equal the remaining amounts owing under the leases. These cash deposits are restricted to being used for capital lease payments and have been fully funded primarily with term loans (see Note 10).

As at December 31, 2011 and 2010, the amount of restricted cash on deposit for the three RasGas II LNG Carriers was $476.1 million and $477.2 million, respectively. As at December 31, 2011 and 2010, the weighted-average interest rates earned on the deposits were 0.3% and 0.4%, respectively. These rates do not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge its floating-rate restricted cash deposit relating to the RasGas II LNG Carriers (see Note 13).

The restricted cash relating to the Madrid Spirit LNG carrier was used to fund the purchase obligation relating to the capital lease in 2011. As at December 31, 2011 and 2010, the amount of restricted cash on deposit for the Madrid Spirit was nil and 61.7 million Euros ($82.6 million), respectively. For the years ended December 31, 2011 and 2010, the weighted-average interest rates earned on these deposits were 5.0%.

The Partnership maintains restricted cash deposits relating to certain term loans, which cash totaled $16.9 million and $12.3 million as at December 31, 2011 and 2010, respectively, of which a majority of these deposits are denominated in Euros.

The Partnership maintains restricted cash deposits relating to amounts received from the charterer to be used only for dry-docking expenditures and emergency repairs, which totaled $2.6 million as at December 31, 2011.

Operating Lease Obligations

Teekay Tangguh Joint Venture.

The Partnership owns a 99% interest in Teekay Tangguh Borrower LLC (or Teekay Tangguh), which owns a 70% interest in Teekay BLT Corporation (or the Teekay Tangguh Joint Venture), essentially giving the Partnership a 69% interest in the Teekay Tangguh Joint Venture. As at December 31, 2011, the Teekay Tangguh Joint Venture was a party to operating leases whereby it is leasing its two LNG carriers (or the Tangguh LNG Carriers) to a third party company (or Head Leases). The Teekay Tangguh Joint Venture is then leasing back the LNG carriers from the same third party company (or Subleases). Under the terms of these leases, the third party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the Teekay Tangguh Joint Venture. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lease payments are increased or decreased under the Sublease to maintain the agreed after-tax margin. The Teekay Tangguh Joint Venture’s carrying amount of this tax indemnification is $9.9 million and is included as part of other long-term liabilities in the accompanying consolidated balance sheets of the Partnership. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2033. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Teekay Tangguh Joint Venture will be required to pay termination sums to the third party company sufficient to repay the third party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20 year terms and are classified as operating leases. The Head Lease and the Sublease for the two Tangguh LNG Carriers commenced in November 2008 and March 2009, respectively.

As at December 31, 2011, the total estimated future minimum rental payments to be received and paid under the lease contracts are as follows:

Year	Head Lease Receipts (1)	Sublease Payments (1)(2)
2012	$28,859	$24,999
2013	$28,843	$24,999
2014	$28,828	$24,999
2015	$22,188	$24,999
2016	$21,242	$24,999
Thereafter	$260,306	$306,356

Total	$390,266	$431,351

(1)

The Head Leases are fixed-rate operating leases while the Subleases have a small variable-rate component. As at December 31, 2011, the Partnership had received $120.1 million of aggregate Head Lease receipts and had paid $66.0 million of aggregate Sublease payments. Head Lease receipts are deferred and amortized on a straight line basis over the lease terms and as at December 31, 2011, $35.3 million of Head Lease receipts had been deferred and included in other long-term liabilities in the Partnership’s consolidated balance sheets.

(2)	The amount of payments under the Subleases are updated annually to reflect any changes in the lease payments due to changes in tax law.

Net Investments in Direct Financing Leases

The Tangguh LNG Carriers commenced their time-charters with The Tangguh Production Sharing Contractors in January and May 2009, respectively. Both time-charters are accounted for as direct financing leases with 20-year terms and the following table lists the components of the net investments in direct financing leases:

	December 31, 2011 $	December 31, 2010 $

Total minimum lease payments to be received	662,912	701,442
Estimated unguaranteed residual value of leased properties	194,965	194,965
Initial direct costs	554	587
Less unearned revenue	(448,890)	(481,299)

Total	409,541	415,695
Less current portion	6,074	5,635

Total	403,467	410,060

As at December 31, 2011, estimated minimum lease payments to be received by the Partnership under the Tangguh LNG Carrier leases in each of the next five succeeding fiscal years were approximately $38.5 million per year for 2012 through 2016. Both leases are scheduled to end in 2029.

Operating Leases

As at December 31, 2011, the minimum scheduled future revenues in the next five years to be received by the Partnership for the lease and non-lease elements under charters that were accounted for as operating leases were approximately $350.9 million (2012), $349.9 million (2013), $349.9 million (2014), $346.7 million (2015) and $321.6 million (2016). Minimum scheduled future revenues do not include revenue generated from new contracts entered into after December 31, 2011, revenue from unexercised option periods of contracts that existed on December 31, 2011, or variable or contingent revenues. Therefore, the minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years.